Exhibit 99.1

Katapult to Become a Publicly Traded Company through Merger with FinServ Acquisition Corp.

Leading e-commerce focused point-of-sale platform for nonprime consumers

Transaction values Katapult at a pro forma enterprise value of approximately $1 billion

Transaction includes a $150 million fully committed PIPE from investors led by Tiger Global Management & Neuberger Berman Funds

Joint investor conference call and presentation on December 18, 2020 at 9:00am ET

New York, NY, December 18, 2020 – Katapult Holding, Inc. (“Katapult”), an e-commerce focused financial technology company, and FinServ Acquisition Corp. (NASDAQ: FSRV) (“FinServ”), a special purpose acquisition company, today announced that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined company (the “Company”) will operate as Katapult and plans to trade on Nasdaq under the new symbol “KPLT”. The transaction reflects an implied pro forma combined enterprise value for the Company of approximately $1 billion.

Katapult is a leading provider of e-commerce point-of-sale (“POS”) purchase options for nonprime US consumers. Katapult’s fully digital, next generation technology platform provides consumers with a flexible lease purchase option to enable them to obtain essential durable goods from Katapult’s network of top tier e-commerce retailers. Katapult’s sophisticated end-to-end technology platform provides both a seamless integration with merchants and exceptional customer experiences.

Orlando Zayas, CEO of Katapult, stated, “Today’s announcement marks the beginning of an exciting new chapter in our history and we are delighted to be entering into this transaction with FinServ to become a publicly traded company. Since our inception, Katapult’s goal has always been to provide a clear, transparent, and attractive transaction solution for nonprime consumers to access the essential products they need for everyday living. Today, we are serving over 150 merchants and 1.4 million consumers with our leading technology platform and e-commerce POS solution. This transaction will allow us to accelerate our growth opportunities and continue to build the premier company that provides consumers access to the goods they need and deserve through a flexible lease purchase transaction. It is an honor to lead Katapult’s strategic direction and my pleasure to continue to work with our great team to continue to grow this business.”

Lee Einbinder, CEO of FinServ, stated, “After a comprehensive search process, in which we examined numerous business combination opportunities, Katapult emerged as the most impressive partner, exceeding all of our criteria for a successful transaction. Katapult has a differentiated and best-in-class technology platform, with significant opportunities to continue its growth trajectory by expanding its merchant and consumer base. We are pleased to help facilitate Katapult’s listing on Nasdaq, and excited to be partnering with their entire management team as they continue to lead Katapult’s expansion as a publicly listed company.”

Brian Hirsch, Co-founder & Managing Partner of Tribeca Venture Partners and Director of Katapult, stated, “Katapult’s next generation technology platform, which provides a seamless digital experience for both consumers and merchants, ease of use and quick integration, and sophisticated risk modelling has helped fuel the company’s explosive growth over the past three years under Orlando’s leadership. This transaction provides Katapult with an even greater ability to strategically invest in its organic growth based on the large addressable market they serve.”

Katapult Investment Highlights

●	A leading e-commerce POS, lease purchase platform provider focused on the estimated $50 billion of annual nonprime consumer durable goods e-commerce spend

●	Delivers a clear and compelling value proposition to both consumers and merchants, transforming the way nonprime consumers shop for essential goods and enabling merchant access to this underserved segment

●	Proprietary technology platform, purpose-built for e-commerce, combining superior consumer and merchant experiences with powerful risk management capabilities and scalability

●	Established position in e-commerce ecosystem with significant platform support from top-tier e-commerce retailers, leading e-commerce platforms and lending partners

●	Attractive, profitable financial profile with approximately $250 million of projected revenue (+172% y/y) for 2020

●	Proven and experienced management team, who will continue leading the combined company

Transaction Summary

Under the terms of the proposed Transaction, FinServ will merge with Katapult at a pro forma combined enterprise value of approximately $1 billion and equity value of $962 million, representing EV/EBITDA multiples of 14.1x and 6.6x projected EBITDA for 2021 and 2022, respectively. Total consideration paid to Katapult’s existing shareholders will be $833 million.

Cash proceeds of the transaction will fund up to $325 million of cash consideration to Katapult’s existing shareholders and $50 million of cash to Katapult’s balance sheet. The cash components of the transaction will be funded by FinServ’s cash in trust of $250 million (assuming no redemptions) as well as a $150 million private placement of common stock at $10 per share from various institutional investors, led by Tiger Global Management and Neuberger Berman Funds, that will close concurrently with the merger. The balance of the consideration to Katapult’s equity holders will consist of equity in the Company. Existing Katapult equity holders have the potential to receive an earnout for additional shares of equity if certain price targets are met as set forth in the definitive merger agreement. Katapult’s current equity holders will own approximately 50% of the pro forma company, assuming no cash redemptions.

The transaction is expected to close during the first half of 2021 and remains subject to approval by FinServ stockholders representing a majority of the outstanding FinServ voting power, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the transaction, the expiration of the HSR Act waiting period, and other customary closing conditions. The Boards of Directors of both Katapult and FinServ have unanimously approved the contemplated transaction.

Advisors

PJT Partners is acting as financial advisor to Katapult. DLA Piper LLP (US) is acting as legal counsel to Katapult. Barclays is acting as financial advisor to FinServ. Kirkland & Ellis is acting as legal counsel to FinServ.

Barclays and PJT Partners are acting as placement agents with respect to the private placement. Barclays and Cantor Fitzgerald are acting as capital markets advisors to FinServ. Paul Hastings LLP is acting as placement agent counsel.

Conference Call and Presentation Information

Management of Katapult and FinServ will host an investor call on December 18, 2020, at 9:00am ET to discuss the proposed transaction. The conference call will be accompanied by a detailed investor presentation.

For those who wish to participate, the domestic toll-free access number is 1-877-407-0784 (Conference ID: 13714334), or for international callers, 1-201-689-8560 (Conference ID: 13714334). A telephone replay will be available shortly after the call and can be accessed by dialling 1-844-512-2921 (Replay Pin Number: 13714334), or for international callers, 1-412-317-6671 (Replay Pin Number: 13714334).

A webcast of the call, along with this press release and the investor presentation are available in the “investor” sections of FinServ’s website at https://finservacquisition.com and Katapult’s website at https://go.katapult.com/investor_relations.

In addition, FinServ will file the investor presentation with the SEC as an exhibit to a Current Report on Form 8-K prior to the call, which will be available on the SEC’s website at www.sec.gov.

About Katapult

Katapult is a next generation platform for digital and mobile-first commerce for the nonprime consumer. Katapult provides POS lease purchase options for consumers challenged with accessing traditional financial products who are seeking to obtain everyday durable goods. The Company has developed a sophisticated end-to-end technology platform that enables seamless integration with merchants, underwriting capabilities that exceed the industry standard, and exceptional customer experiences.

About FinServ

FinServ is a special purpose acquisition company formed for the purpose of acquiring or merging with businesses or entities in the financial services industry or businesses providing technology services to the financial services industry.

FinServ raised $250 million in its initial public offering in November 2019 and is listed on Nasdaq under the symbol “FSRV”.

Forward-Looking Statements

Certain statements included in this Press Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Press Release, and on the current expectations of Katapult’s and FinServ’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Katapult and FinServ. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of FinServ or Katapult is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to Katapult; risks related to the concentration of Katapult’s business among a relatively small number of merchants; the effects of competition on Katapult’s future business; the impact of the COVID-19 pandemic on Katapult’s business; the ability of FinServ or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future, and those factors discussed in FinServ’s final prospectus dated October 31, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, in each case, under the heading “Risk Factors,” and other documents of FinServ filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of FinServ or Katapult presently know or that FinServ or Katapult currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FinServ’s and Katapult’s expectations, plans or forecasts of future events and views as of the date of this Press Release. FinServ and Katapult anticipate that subsequent events and developments will cause FinServ’s and Katapult’s assessments to change. However, while FinServ and Katapult may elect to update these forward-looking statements at some point in the future, FinServ and Katapult specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing FinServ’s and Katapult’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Press Release is based on the estimates of Katapult and FinServ management. Katapult and FinServ obtained the industry, market and competitive position data used throughout this Press Release from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Katapult and FinServ believe their estimates to be accurate as of the date of this Press Release. However, this information may prove to be inaccurate because of the method by which Katapult or FinServ obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

Non-GAAP Financial Measures

This document includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. FinServ Acquisition Corp. and Katapult believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of Katapult. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Important Information for Investors and Stockholders and Where to Find It

In connection with the proposed transaction, FinServ intends to file a registration statement on Form S-4, including a proxy statement/prospectus (the “Registration Statement”), with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement to be distributed to holders of FinServ’s common stock in connection with FinServ’s solicitation of proxies for the vote by FinServ’s stockholders with respect to the proposed transaction and other matters as will be described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued to Katapult’s stockholders in connection with the proposed transaction. After the Registration Statement has been declared effective, FinServ will mail a definitive proxy statement/prospectus, when available, to its stockholders and Katapult’s stockholders. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, and any amendments thereto and any other documents filed with the SEC when they become available, carefully and in their entirety because they contain important information about FinServ, Katapult and the proposed transaction. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by FinServ through the website maintained by the SEC at http://www.sec.gov.

No Offer or Solicitation

This press release does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination among Katapult and FinServ or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Securities Exchange Act of 1934, as amended or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Participants in the Solicitation

FinServ and Katapult and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed transaction. Information about the directors and executive officers of FinServ in its Annual Report on Form 10-K, filed with the SEC on March 27, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials to be filed with the SEC regarding the proposed transaction. Stockholders, potential investors and other interested persons should read the Registration Statement carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge from the sources indicated above.

Contacts

Katapult Media Contact

Brian Ruby

ICR for Katapult

203-682-8268

Katapult-PR@icrinc.com

Katapult Investor Contact

William Maina

ICR for Katapult

646-277-1236

Katapult-IR@icrinc.com

FinServ Investor Contact

FinServ-IR@icrinc.com

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